UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020 (May 30, 2020)

BOSTON OMAHA CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Harney St., Suite 200

Omaha, Nebraska 68102

(Address of principal executive offices, Zip Code)

(857) 256-0079

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On Saturday, May 30, 2020, pursuant to the Amended and Restated Voting and First Refusal Agreement dated May 26, 2017 by and among Boston Omaha Corporation (the “Company”), Boulderado Partners, LLC and Magnolia Capital Fund, LP, the Class B common stockholders re-elected each of Alex B. Rozek and Adam K. Peterson as a Class B director to sit on the Company’s Board of Directors. This action was taken by means of an action by unanimous written consent of the holders of Class B common stock in lieu of a special meeting.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s 2020 Annual Meeting of Stockholders, held on Saturday, May 30, 2020, the stockholders of the Company voted as set forth below on the following proposals. Each of these proposals is described in detail in the Company’s Proxy Statement as filed with the Commission on April 14, 2020 (the “Proxy Statement”).

Proposal No. 1 Election of Directors

The following nominees were elected as directors, each to serve a term of one year or until their successors are duly elected and qualified, by the vote set forth below:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Bradford B. Briner	27,138,003	223,811	3,124,146
Brendan J. Keating	26,342,772	1,019,092	3,124,096
Frank H. Kenan II	26,712,661	649,153	3,124,146
Jeffrey C. Royal	26,772,302	639,512	3,074,146
Vishnu Srinivasan	25,775,926	1,585,886	3,124,148

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm

The appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the vote set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
30,448,269	18,987	18,704	-

Proposal No. 3 Ratification of Certificate of Amendment to Second Amended and Restated Certificate of Incorporation

The Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as disclosed on Exhibit A in the Proxy Statement, and a copy of which is attached to the Form 8-K as Exhibit 3.1, was approved by the vote set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
27,340,731	8,088	12,995	3,124,146

Proposal No. 4 Advisory Vote regarding Named Executive Officer Compensation

The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved in an advisory vote, as set forth below:

Votes Cast For	Votes Cast Against	Number of Abstentions	Broker Non-Votes
27,291,133	31,925	38,699	3,124,203

ITEM 8.01	OTHER EVENTS

On June 2, 2020, the Company issued a press release entitled “Boston Omaha Announces Closing of Public Offering of Class A Common Stock, Including Full Exercise of Underwriters’ Option to Purchase Additional Shares.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release was also simultaneously filed on our website.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Boston Omaha Corporation dated June 2, 2020.
99.1	Press release, dated June 2, 2020, titled “Boston Omaha Announces Closing of Public Offering of Class A Common Stock, Including Full Exercise of Underwriters’ Option to Purchase Additional Shares.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION

(Registrant)

By: /s/ Joshua P. Weisenburger

Joshua P. Weisenburger

Chief Financial Officer

Date: June 2, 2020